REGISTRATION RIGHTS AGREEMENT

dated as of _________,____ 200_

between

CERTAIN PURCHASERS IDENTIFIED HEREIN

and

DAIS ANALYTIC CORPORATION

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement (this “Agreement”) dated as of _________,  , 2007 by and among the purchasers listed on the signature pages hereto (the “Purchasers”) and DAIS ANALYTIC, a [New York] corporation (the “Company”).

RECITALS

WHEREAS, pursuant to that certain Subscription Agreement dated as of ______,    __, 200_, by and between the Company and the Purchasers and the Secured Convertible Promissory Notes (the “Notes”) any Stock Purchase Warrants (the “Warrants”) issued pursuant thereto (the “Agreements”), the Company has issued to the Purchasers securities convertible into Common Stock (collectively, the “Securities”), and has agreed to enter into this Agreement to provide the Purchasers with certain registration rights in respect of such Securities; and

WHEREAS, the parties hereto hereby desire to set forth the Company’s obligations to cause the registration of the Registrable Securities (as defined below) pursuant to the Securities Act (as defined below) and applicable state securities laws.

NOW, THEREFORE, in consideration of the purchase by the Purchasers of the Securities pursuant to the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Definitions and Usage.

As used in this Agreement:

1.1.           Definitions.

“Agreements” shall have the meaning set forth in the Recitals.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean (i) the common stock, par value $.01 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

"Effectiveness Date" means, subject to Section 2.3 hereof, with respect to the Registration Statement the earlier of (A) the one hundred fiftieth (150th) day following the Filing Date or (B) the date which is within five (5) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on  which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following business day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following business day.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

                                                "Filing Date" means, subject to Section 2.3 hereof, the forty-fifth (45th) day following the completion of the first conversion of the Notes issued pursuant to the Agreements; provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following business day.

“Holder” shall mean any Purchaser and any Transferee of any Registrable Securities from a Holder, to the extent that such Transferee shall have been assigned rights under this Agreement in accordance with Section 8, in each case at such times as such Person shall own any Registrable Securities.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Piggyback Registration” shall have the meaning set forth in Section 3.

“Register”, “registered”, and “registration” shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

“Registrable Securities” shall mean, subject to Section 8 and Section 10.3: (i) all shares of Common Stock issued or issuable upon the conversion or exercise of the Securities held on the date hereof, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Securities (or other Registrable Securities); and (iii) any securities issued in exchange for Securities (or other Registrable Securities) in any merger or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided, further, the Company shall have no obligation under Sections 2 and 3 to register any Registrable Securities of a Holder if the Company shall deliver to such Holder requesting such registration an opinion of counsel reasonably satisfactory to such Holder and its counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities.

“Registrable Securities then outstanding” shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

“Registration Expenses” shall have the meaning set forth in Section 6.1.

“Securities” shall have the meaning set forth in the Recitals.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Holders” shall mean, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

"Transfer” shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a “Transfer”.

“Underwriters’ Representative” shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters’ Representative by the co-managers.

“Violation” shall have the meaning set forth in Section 7.1.

1.2.           Usage.

(i)             References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

(ii)            References to Registrable Securities “owned” or “held” by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.

(iii)           References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

(iv)           References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

(v)           The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

(vi)           The term “including” and correlative terms shall be deemed to be followed by “without limitation” whether or not followed by such words or words of like import.

(vii)          The term “hereof” and similar terms refer to this Agreement as a whole.

(viii)         The “date of” any notice or request given pursuant to this Agreement shall be determined in accordance with Section 13.

Section 2.               Initial Registration.

2.1.

(i)            On or prior to the Filing Date, the Company shall cause to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a “Registration”), and each Holder shall be entitled to have included therein (subject to the conditions described in this Agreement) all of such Holder’s Registrable Securities, subject to the terms and provision of Section 2.3 hereof.

(ii)            The Company shall be entitled to postpone for up to sixty (60) days the filing or effectiveness of any Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if the Board determines, in its good faith reasonable judgment (with the concurrence of the managing underwriter, if any), that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly owned subsidiaries and the Company promptly gives the Holders prompt written notice of such determination.

(iii)           The Company shall give written notice of such proposed registration to all Holders.  Any such Holder may, within ten (10)  days after receipt of such notice, request in writing that all of such Holder’s Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

2.2.           In connection with a registration under Section 2.1, the Company shall:

(i)             Use its commercially reasonable efforts to have the registration declared effective under the Securities Act as soon as possible, but in no event later than the Effectiveness Date.

(ii)            Use the Company’s commercially reasonable efforts to keep the registration statement effective until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period").  Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or postponed as permitted by Section 2.1(ii), the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

2.3.           Notwithstanding anything to the contrary set forth in this Section 2, in the event the Commission does not permit the Company to register all of the Registrable Securities in the Registration Statement because of the Commission’s application of Rule 415, the Company shall register in the Registration Statement such number of Registrable Securities as is permitted by the Commission, provided, however, that the number of Registrable Securities to be included in such Registration Statement or any subsequent registration statement shall be determined in the following order: (i) first, the shares of Common Stock issuable upon conversion of the Notes shall be registered on a pro rata basis among the holders of the Notes, and (ii) second, the shares of Common Stock issuable upon exercise of the Warrants shall be registered on a pro rata basis among the holders of the Warrants.  In the event the Commission does not permit the Company to register all of the Registrable Securities in the initial Registration Statement, the Company shall use its best efforts to file subsequent Registration Statements to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible and in a manner permitted by the Commission.  For purposes of this Section 2.3, “Filing Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier date as permitted by the Commission. For purposes of this Section 2.3, “Effectiveness Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the earlier of (A) the ninetieth (90th) day following the filing date of such Registration Statement (or in the event such Registration Statement receives a “full review” by the Commission, the one hundred twentieth (120th) day following such filing date) or (B) the date which is within five (5) business days after the date on which the Commission informs the Company (i) that the Commission will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following business day.

2.4.           Failure to File Registration Statement and Other Events.  The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the date that is thirty (30) days following the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur.  The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the date that is thirty (30) days following the Effectiveness Date, or (C) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded by a subsequent Registration Statement filed with and declared effective by the Commission in accordance with the terms of this Agreement, or (D) the Company has breached Section 2.1(ii) hereof, or (E) following the date that the shares of Common Stock initially commence trading or quotation, trading in the Common Stock shall be suspended or if the Common Stock is no longer quoted on or delisted from the principal exchange on which the Common Stock is then traded for any reason for more than ten (10) business days in the aggregate (any such failure or breach being referred to as an "Event," and for purposes of clauses (A), (B) and (D) the date on which such Event occurs, or for purposes of clause (C) after more than thirty (30) days, or for purposes of clause (E) the date on which such ten (10) Business Day period is exceeded being referred to as "Event Date"), the Company shall pay an amount as liquidated damages to each Holder, payable in cash, equal to one and one-half percent (1.5%) of the amount of the Holder’s initial investment in the Notes for each calendar month or portion thereof thereafter from the Event Date until the applicable Event is cured; provided, however, that in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this Section 2.4 exceed an aggregate of eight percent (8%) of the amount of the Holder’s initial investment in the Notes.  The Company shall not be liable for liquidated damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement because of its application of Rule 415 until such time as the provisions of this Agreement as to the Registration Statements required to be filed pursuant to Section 2.3 are triggered, in which case the provisions of this Section 2.4 shall once again apply, if applicable.  In such case, the liquidated damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted by the Commission to be included in the Registration Statement.  Notwithstanding anything to the contrary in this Section 2.4, if (a) any of the Events described in clauses (A), (B), (C) or (D) shall have occurred, (b) on or prior to the applicable Event Date, the Company shall have exercised in good faith its rights under Section 2.1(ii) hereof and (c) the postponement or suspension permitted pursuant to such Section 2.1(ii) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second business day following the termination of such postponement or suspension.  Liquidated damages payable by the Company pursuant to this Section 2.4 shall be payable on the third (3rd) business day of each thirty (30) day period following the Event Date.  Notwithstanding anything to the contrary contained herein, in no event shall any liquidated damages be payable with respect to the Warrants or the shares of Common Stock issuable upon exercise thereof.

Common Stock shall be suspended or if the Common Stock is no longer quoted on or delisted from the principal exchange on which the Common Stock is then traded for any reason for more than ten (10) business days in the aggregate (any such failure or breach being referred to as an "Event," and for purposes of clauses (A), (B) and (D) the date on which such Event occurs, or for purposes of clause (C) after more than thirty (30) days, or for purposes of clause (E) the date on which such ten (10) Business Day period is exceeded being referred to as "Event Date"), the Company shall pay an amount as liquidated damages to each Holder, payable in cash, equal to one and one-half percent (1.5%) of the amount of the Holder’s initial investment in the Notes for each calendar month or portion thereof thereafter from the Event Date until the applicable Event is cured; provided, however, that in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this Section 2.4 exceed an aggregate of eight percent (8%) of the amount of the Holder’s initial investment in the Notes.  The Company shall not be liable for liquidated damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement because of its application of Rule 415 until such time as the provisions of this Agreement as to the Registration Statements required to be filed pursuant to Section 2.3 are triggered, in which case the provisions of this Section 2.4 shall once again apply, if applicable.  In such case, the liquidated damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted by the Commission to be included in the Registration Statement.  Notwithstanding anything to the contrary in this Section 2.4, if (a) any of the Events described in clauses (A), (B), (C) or (D) shall have occurred, (b) on or prior to the applicable Event Date, the Company shall have exercised in good faith its rights under Section 2.1(ii) hereof and (c) the postponement or suspension permitted pursuant to such Section 2.1(ii) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second business day following the termination of such postponement or suspension.  Liquidated damages payable by the Company pursuant to this Section 2.4 shall be payable on the third (3rd) business day of each thirty (30) day period following the Event Date.  Notwithstanding anything to the contrary contained herein, in no event shall any liquidated damages be payable with respect to the Warrants or the shares of Common Stock issuable upon exercise thereof.

Section 3.               Piggyback Registration.

3.1.           If at any time before 18 months from the date hereof the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a “Piggyback Registration”).  Upon the written request of each Holder given within twenty (20) days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered.  The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to any Holder.

3.2.           If the Underwriters’ Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering:  First, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration by Holders pursuant to this Section 3, and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, pro rata based on the estimated gross proceeds from the sale thereof; and third all other securities requested to be included in such registration.

3.3.           Except as set forth in Section 3.2, each Holder shall be entitled to have its Registrable Securities included in any  Piggyback Registrations pursuant to this Section 3.  The rights under this Section 3 shall expire after 18 months from the date hereof.

Section 4.               Registration Procedures.  Whenever required under Section 2 or Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

4.1.           Prepare and file with the Commission a registration statement with respect to such Registrable Securities.

4.2.           Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement.  If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2.  Subject to Rule 415 under the Securities Act, if the registration statement is a Shelf Registration, the Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act during the period of its effectiveness, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Selling Holder, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder of Registrable Securities such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Securities covered by such registration statement.  Pending such amendment or supplement each such Holder shall cease making offers or Transfers of Registrable Securities pursuant to the prior prospectus.  In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.  The Company shall file the final prospectus pursuant to Rule 424 of the Securities Act no later than 9:00 a.m. Eastern Time on the business day following the date the Registration Statement is declared effective by the Commission

4.3.           Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

4.4.           Use the Company’s best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters’ Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

4.5.           In the event of any underwritten or agented offering, enter into and perform the Company’s obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering.

4.6.           Use the Company’s commercially reasonable efforts to obtain a so-called “comfort letter” from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters.  The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion.  Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

4.7.           Make available for inspection by each Selling Holder whose Registrable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Holder or underwriter(s) (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any Inspector in connection with such registration statement; provided, that the Holder and Inspector enter into an appropriate non-disclosure agreement with the Company; provided, further, that the Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of the  Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of the Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Selling Holder or underwriter; provided, further, that such Selling Holder or underwriter(s) agree that such Selling Holder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

4.8.           Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take commercially reasonable actions to prevent the entry of such stop order or to remove it if entered.

4.9.           Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

4.10.         Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

4.11.         Use the Company’s reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

4.12.         Take such other actions as are reasonably requested in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

Section 5.               Holders’ Obligations.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

5.1.           Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder’s Registrable Securities, and to cooperate with the Company in preparing such registration;

5.2.           Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement, including customary provisions, as agreed to by the Company.

Section 6.               Expenses of Registration.  Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

6.1.           With respect to each registration under Section 2 and Section 3 hereunder, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company’s independent public accountants, including the expenses of “cold comfort” letters required by or incident to such performance and compliance (the “Registration Expenses”), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders).

6.2.           Any failure of the Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Company of its obligations under this Agreement.

 Section 7.              Indemnification; Contribution.  If any Registrable Securities are included in a registration statement under this Agreement:

7.1.           To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation,  or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(i)            Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto; or

(ii)           The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading;

provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in  conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 7 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so.  The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

7.2.           To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the net proceeds from the applicable offering received by such Selling Holder.

7.3.           Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7.  Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder).  Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels).  No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

7.4.           If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 7:

(i)            The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii)            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.5.           If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

7.6.           The obligations of the Company and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

Section 8.               Transfer of Registration Rights.  Rights with respect to Registrable Securities may be Transferred as follows:  all rights of a Holder with respect to Registrable Securities pursuant to this Agreement may be Transferred by such Holder to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A, and (y) the Transferor shall have delivered to the Secretary of the Company, no later than fifteen (15) days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred. Notwithstanding any provision of this Agreement to the contrary, registration rights may be transferred without prior written consent of the Company so long as such transferee shall not be a Competitor (as determined in the reasonable good faith discretion of the Board of Directors of Company) of the Company.

Section 9.               Holdback.  Each Holder entitled pursuant to this Agreement to have Registrable Securities included in a registration statement prepared pursuant to this Agreement, if so requested by the Underwriters’ Representative or Agent in connection with an offering of any Registrable Securities, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the fifteen (15) day period prior to, and during the one hundred eighty (180) day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such effective date in writing by the Company or such Underwriters’ Representative or Agent.  In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

Section 10.             Covenants of the Company.  The Company hereby agrees and covenants as follows:

10.1.         The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act.  If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities and following the expiration of the relevant holding period specified in Rule 144 of the Securities Act, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

10.2.

(i)            The Company shall not effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five (5) business days prior to, and during the ninety (90) day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration if the registration is on Form S-4, Form S-8 or any successor forms to such forms or pursuant to Section 3).

(ii)           Any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company approved by its Board of Directors, and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of Section 10.2(i), in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

Section 11.             Amendment, Modification and Waivers; Further Assurances.

(i)            This Agreement may be amended with the written consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

(ii)           No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.  No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

(iii)           Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

Section 12.             Assignment; Benefit.  This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective.  A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 8.

Section 13.             Miscellaneous.

13.1.         Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.  Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York or of the United States of America sitting in Manhattan, New York, and, by execution, delivery and acceptance of this Agreement, the Company and Holders hereby accept for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The Company and Holders hereby irrevocably waive, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

13.2.         Notices.  All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified on the signature pages to this Agreement or in the relevant agreement in the form of Exhibit A whereby such party became bound by the provisions of this Agreement.  Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be:  at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

13.3.         Entire Agreement; Integration.  This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

13.4.         Injunctive Relief.  Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law.  Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof.  By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

13.5.         Section Headings.  Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

13.6.         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument.  All signatures need not be on the same counterpart.

13.7.         Severability.  If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

13.8.         Filing.  A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

13.9.         Termination.  This Agreement may be terminated at any time by a written instrument signed by the parties hereto.  Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

13.10.       No Third Party Beneficiaries.  Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                           The Company:

DAIS ANALYTIC CORPORATION

By:_________________________
Name: Timothy N. Tangredi
Title: President & CEO

Address for Notices:

11552 Prosperous Drive___________________

Odessa, Florida 33556__________________

                                                                The Purchasers:

Signature:_____________________________

Name:____________________________

Address:___________________________

__________________________________

__________________________________

Amount and Description of Securities Purchased:

_____________________________________

_____________________________________

Address for Notices:

_____________________________________

                                                                                                ______________________________________

EXHIBIT A

to

Registration

Rights Agreement

AGREEMENT TO BE BOUND

BY THE REGISTRATION RIGHTS AGREEMENT

The undersigned, being the transferee of __________ shares of the common stock, $.01 par value per share [or describe other capital stock received in exchange for such common stock] (the “Registrable Securities”), of DAIS ANALYTIC CORPORATION, a New York corporation (the “Company”), as a condition to the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Registration Rights Agreement dated as of [__________]*, 2008 initially among the Company and the Holders referred to therein (the “Agreement”), and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

Agreed to this __ day of ______________, ____________.

_________________________________

_________________________________*

_________________________________*